UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 10, 2005


                               SUNSET BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                    000-51162                    91-2007330
----------------------------       ------------             -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
       of incorporation)           File Number)             Identification No.)


10990 Wilshire Boulevard, Suite 1220, Los Angeles, CA                90024
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       (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (310) 478-4600
                                                           --------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))














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Item 1.01.    Entry into a Material Definitive Agreement.
              -------------------------------------------

See Item 2.03 below.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under
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              an Off-Balance Sheet Arrangement of a Registrant.
              -------------------------------------------------

On March 10, 2005, Sunset Brands, Inc., a Nevada corporation (the "Corporation") received a $550,000 loan from N.Y. Holdings Limited (the "Lender") pursuant to the terms of a short term unsecured promissory note (the "Note") bearing interest at an annual rate of 10% and due on the earlier of 90 days from the date of such loan or closing of the Corporation's acquisition of U.S. Mills, Inc. In connection with such loan, the Lender received 250,000 shares of common stock of the Corporation (the "Loan Shares"). The Loan Shares were issued pursuant to an exemption to the registration requirements under Section 4(2) of the Securities Act. The Corporation may be required to register the Loan Shares for resale with the Securities and Exchange Commission in certain circumstances.

In the event the Corporation fails to pay the Note when due, (i) the Corporation will be required to issue an additional 2,000,000 shares of its common stock to the Lender, and (ii) Todd Sanders, the Corporation's CEO, and Sunset Holdings International, Ltd., an affiliate of Mr. Sanders, will agree to vote their respective shares of Corporation common stock in accordance with the instructions of the Lender.

The proceeds of the loan were used to fund (i) the $500,000 deposit required of the Corporation under the terms of the Acquisition Agreement and Plan of Merger, dated February 18, 2005, among the Corporation, U.S. Mills, Inc. USM Acquisition Sub, Inc. and IBF Fund Liquidating, LLC, and (ii) certain transaction expenses arising in connection with the loan.

Item 3.02     Unregistered Sales of Equity Securities.
              ----------------------------------------

See Item 2.03 above.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SUNSET BRANDS, INC.


Date: March 14, 2005             By: /s/ TODD SANDERS
                                    -----------------------------------------
                                     Todd Sanders, CEO and President

                                 By: /s/ STEPHEN RADUSCH
                                    -----------------------------------------
                                     Stephen Radusch, Chief Financial Officer